Share Capital and Reserves	12 Months Ended
Dec. 31, 2021
Share Capital and Reserves
Share Capital and Reserves
12.      Share Capital and Reserves

(a)     Share capital

At the Annual Shareholders’ Meeting held on April 30, 2020, a capital increase of R$232,993 was approved, without the issue of new shares, through the capitalization of reserves for future dividends and profit retention reserve, increasing capital to R$1,422,496 from R$1,189,503, represented by 69,565,000 registered common shares without par value.

On February 24, 2021, the shareholder on that date, Santander Brazil, approved: a stock split at a ratio of one to 26.83421551 as a result of which our capital stock was represented by 1,866,722,202 common shares, with no par value, and a conversion of 916,003,725 common shares into an equal number of preferred shares.

The preferred shares created as a result of the split will have dividends calculated with a value 10% higher than the dividends distributed to the holders of the common shares.

Capital at December 31, 2021 and December 31, 2020 is R$1,422,496, represented by 950,718,477 registered common shares and 916,003,725 preferred shares and 1,866,722,202 common shares, respectively.

The Company is authorized to increase the capital stock, by resolution of the Board of Directors, independent of statutory reform, up to the total limit of 5 billion common or preferred shares.

(b)    Retained earnings and other reserves

Legal reserve

The legal reserve is recognized annually with the allocation of 5% of net income for the year, without exceeding 20% of capital. The purpose of the legal reserve is to ensure the integrity of capital and can only be utilized to offset losses or increase the Company’s capital.

Statutory reserve

The statutory reserve consists of the balance of the remaining net income for the year, as proposed by the Executive of Director’s and approved by the Shareholders’ Meeting. The statutory reserve consists of: (i) fifty percent (50%) profit retention reserve strengthening for the purpose of guaranteeing financial means for Getnet’s operation; and (ii) fifty percent (50%) reserve for dividend equalization for the purpose of guaranteeing adequate funds to continue the semiannual distribution of dividends.

Capital reserve

The capital reserve was recognized for capital reserves can only be used to offset losses that exceed the retained earnings and other reserves; redeem, reimburse, or buyback of shares; added to the share capital; and other transactions allowed by the Brazilian Corporate Law. In the first quarter of 2021, tax credit of R$398,533 was recognized due to the contribution of tax basis from Santander Brazil. Refer to footnote 1 for details.

(c)     Dividends and Interest on capital

Getnet defined in the bylaws the minimum 25% of the net income, in compliance with the provisions of the Brazilian Corporate Law 6,404/76. On December 31, 2021, the minimum dividends were absorbed by the distribution of interest on equity in the amount of R$ 298,000. The amount recorded regarding the fiscal year ended December 31, 2020 dividends was R$829,464.

Accounting policy

The distribution of dividends to the Company’s shareholders is recognized as a liability in the Company’s consolidated financial statements at the year end, pursuant to its bylaws. Any amount in excess of the mandatory minimum dividends is accrued on the date such dividends are approved by the Executive Director’s Meeting.

Pursuant to the Company’s bylaws, shareholders are entitled to annual minimum dividends equivalent to 25% of net income for the year, adjusted as provided for by the Brazilian Corporate Law.

At the end of the reporting period, the Company recognizes a liability for the payment dividends when this distribution becomes a present obligation, corresponding to the portion of unanticipated mandatory minimum dividends and/or additional dividends, the distribution of which has been duly approved by the relevant reporting date.